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                                                                   Exhibit 23.01



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference into the Registration Statement on Form S-8 of our report dated February 13, 1997 with respect to the consolidated financial statements of PlayNet Technologies, Inc. included in the Annual Report (Form 10-KSB and 10-KSB/A) for the year ended October 31, 1996.



                                            /s/ Coopers & Lybrand, LLP
                                            COOPERS & LYBRAND, LLP
New York, New York
July 18, 1997

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